Exhibit 99.1
-MORE-
Contacts: Sherman Miller, President and CEO
Max P. Bowman, Vice President and CFO
(601) 948-6813
CAL-MAINE FOODS, INC. ISSUES STATEMENT ON RECENT COURT VERDICT
RIDGELAND,

Miss.

(November

22,

2023)
―

Cal-Maine

Foods,

Inc.

(NASDAQ:

CALM)

(“Cal-Maine
Foods”

or the

“Company”), the

largest producer

and distributor

of

fresh

shell eggs

in the

United

States,
today issued the following statement:
Approximately 20

years ago,

Cal-Maine Foods

along with

many other

fresh egg

producers in

the United
States, responded to

growing demands from

consumers and retailers

to improve the

overall treatment of

egg
laying

hens.

These

programs

were

in

line

with

other

prevailing

animal

welfare

laws

across

the

protein
industry and

were not

intended to

restrict supply

and affect

prices. The

programs were

supported by

our
customers and form the basis of many state laws across the country today.
On November 21,

2023, a jury found

that defendants, including

Cal-Maine Foods, Inc.,

were liable for

an
alleged conspiracy

to inflate

egg product

prices in

the case

Kraft Foods

Global, Inc.

et al.

v.

United Egg
Producers, Inc. et al., Case No. 1:11-cv-8808 in the U.S. District Court for the Northern District of Illinois.
The damages phase of the trial is scheduled to take place on November 28 and 29, 2023.

While we are disappointed

with the overall decision,

we prevailed on a

number of issues that

we believe are
important and

should ultimately

define this

case. The

plaintiffs

alleged a

conspiracy running

from 1998-
2008 with damages

extending through

2012. The court

and jury determined

that any alleged

damages would
be limited to the period 2004-2008. The

jury also rejected other key portions of

the plaintiffs’ case that we
believe should limit the plaintiffs’ damages request further.

Cal-Maine Foods will vigorously contest plaintiffs’ presentation of purported damages and will continue to
assess the decision and options for appeal.
About Cal-Maine Foods
Cal-Maine Foods,

Inc. is

primarily engaged

in the

production, grading,

packaging, marketing

and
distribution

of

fresh

shell

eggs,

including

conventional,

cage-free,

organic,

brown,

free-range,

pasture-
raised and nutritionally

enhanced eggs. The

Company, which is

headquartered in

Ridgeland, Mississippi,
is the largest

producer and distributor

of fresh shell

eggs in the

United States and

sells the majority

of its
shell

eggs

in

states

across

the

southwestern,

southeastern,

mid-western

and

mid-Atlantic

regions

of

the
United States.
Forward Looking Statements
Statements contained in this press release that are

not historical facts are forward-looking statements as that
term is

defined in

the Private

Securities Litigation

Reform Act

of 1995.

The forward-looking

statements are
based on management’s

current intent, belief,

expectations, estimates and

projections regarding our

company
and our industry.

These statements are

not guarantees of

future performance and

involve risks, uncertainties,
assumptions and

other factors

that are

difficult to

predict and

may be

beyond our

control. The

factors that
could cause actual results to differ

materially from those projected in the

forward-looking statements include,
among others, (i) the

risk factors set forth

in the Company’s SEC

filings (including its Annual

Reports on Form
10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K), (ii) the

risks and hazards inherent
in the shell

egg business (including

disease, pests, weather

conditions and potential

for recall), including

but
not

limited

to

the

most

recent

outbreak

of

highly

pathogenic

avian

influenza

affecting

poultry

in

the

U.S.,
Canada and other countries that was first detected in commercial flocks in the U.S. in February 2022,

Cal-Maine Foods, Inc.

Issues Statement on Recent Court Verdict

November 22, 2023

(iii) changes in

the demand for

and market prices of

shell eggs and feed

costs, (iv) our ability

to predict and
meet demand

for cage-free

and other

specialty eggs, (v)

risks, changes

or obligations

that could

result from
our future

acquisition of

new flocks

or businesses

and risks

or changes

that may

cause conditions

to completing
a pending

acquisition not

to be

met, (vi)

risks relating

to increased

costs and

higher and

potentially further
increases in inflation

and interest rates,

which began in

response to market

conditions caused in

part by the
COVID-19 pandemic

and which

generally have

been exacerbated

by the

Russia-Ukraine war

that began

in
February 2022,

(vii) our

ability to

retain existing

customers, acquire

new customers

and grow

our product
mix, and (viii) adverse results in pending litigation matters. SEC filings may be obtained from the SEC or the
Company’s website ,

www.calmainefoods.com. Readers are cautioned

not to place undue

reliance on forward-
looking statements

because, while

we believe

the assumptions

on which

the forward-looking

statements are
based

are

reasonable,

there

can

be

no

assurance

that

these

forward-looking

statements

will

prove

to

be
accurate. Further,

the forward-looking

statements included

herein are

only made

as of

the respective

dates
thereof, or

if no

date is

stated, as

of the

date hereof.

Except as

otherwise required

by law,

we disclaim

any
intent

or

obligation

to

publicly

update

these

forward-looking

statements,

whether

as

a

result

of

new
information, future events or otherwise.
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